Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill

Changes in goodwill during the years ended December 31, 2017 and 2016 are summarized as follows (in millions):

	IFS	GFS	Corporate & Other	Total
Balance, December 31, 2015	$7,676	$6,605	$464	$14,745
Purchase price and foreign currency adjustments	—	(273)	65	(208)
Goodwill relating to PS&E included in assets held for sale	—	—	(359)	(359)
Balance, December 31, 2016	7,676	6,332	170	14,178
Purchase price and foreign currency adjustments	—	39	—	39
Goodwill distributed through sale of businesses	(14)	(473)	—	(487)
Balance, December 31, 2017	$7,662	$5,898	$170	$13,730

During 2017, foreign currency adjustments includes an immaterial prior period adjustment related to the allocation of goodwill to the appropriate foreign currency at the time of multi-currency entity acquisitions, with the related offset to accumulated other comprehensive earnings (loss).

In conjunction with the organizational modifications in the first quarter of 2016, we reallocated goodwill associated with the reclassified businesses based on relative fair value as of January 1, 2016. We refreshed our step zero qualitative analysis, identifying no indications of impairment for any of our reporting units. In performing the step zero qualitative analysis for 2016 and 2017, examining those factors most likely to affect our valuations, we concluded that it remained more likely than not that the fair value of each of our reporting units continued to exceed their carrying amounts. As a result, no reporting units were at risk of impairment as of the September 30, 2016 and 2017 measurement dates (see Note 2 (g)).